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                                                                   EXHIBIT 10.17


SILICON VALLEY BANK

                           AMENDMENT TO LOAN DOCUMENTS

BORROWER:  QUINTON INSTRUMENT COMPANY

DATE:      MAY 4, 2001

        THIS AMENDMENT TO LOAN DOCUMENTS is entered into between SILICON VALLEY BANK ("Silicon") and the borrower named above ("Borrower").

        The Parties agree to amend the Loan and Security Agreement between them, dated June 5, 1998, as amended, if at all (the "Loan Agreement"), as follows, effective as of the date hereof. (Capitalized terms used but not defined in this Amendment shall have the meanings set forth in the Loan Agreement.)

        1. MODIFIED CREDIT LIMIT. Section 1 of the Schedule to Loan and Security Agreement is hereby amended and restated in its entirety to read as follows:

           "1. CREDIT LIMIT
               (Section 1.1): Revolving Loans. Loans (the `Revolving
                              Loans') in an amount up to the lesser of $7,500,000, or the sum of (1) and (2) below:

                              (a) Accounts Loans. 80% of the amount of Borrower's Eligible Receivables (as defined in
                              Section 8 above), plus

                              (b) Inventory Loans. An amount not to exceed the lesser of:

                                  (i) 20% of the value of Borrower's Eligible Inventory (as defined in Section 8 above), calculated at the lower of cost or market value and determined on a first-in, first-out basis, or

                                  (ii)   an amount equal to 40% of Borrower's
                                         Eligible Receivables, or

                                  (iii)  $1,250,000 (provided, however, upon
                                         Silicon's receipt and approval of
                                         Borrower's quarterly financial
                                         statements showing Borrower has
                                         complied with its Income Statement
                                         Forecast for the Year Ended December
                                         31, 2001 (the "Forecast",


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         SILICON VALLEY BANK                   AMENDMENT TO LOAN DOCUMENTS
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                                         attached hereto as Exhibit A) for two
                                         consecutive fiscal quarters (the first
                                         of such quarters being the fiscal
                                         quarter ending June 30, 2001 or any
                                         fiscal quarter ending thereafter), such
                                         figure shall increase from $1,250,000
                                         to $1,500,000);

                                  provided further that Silicon may revise the advance rates with respect to Inventory set forth above in Silicon's good faith business judgment based on independent third-party appraisals of the Inventory made by appraisers selected by Silicon."

        2. MODIFIED INTEREST RATE. Section 2 of the Schedule to Loan and Security Agreement is amended and restated in its entirety to read as follows:

           "2. INTEREST RATE
               (Section 1.2):

                              Revolving Loans: A rate equal to the "Prime Rate" in effect from time to time plus 2.0% per annum; provided, however, upon Silicon's receipt and approval of Borrower's quarterly financial statements showing Borrower has complied with its Forecast for two consecutive fiscal quarters (the first of such quarters being the fiscal quarter ending June 30, 2001 or any fiscal quarter ending thereafter), the Interest Rate shall be a rate equal to the "Prime Rate" in effect from time to time plus 1.50% per annum.

                              Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed. "Prime Rate" means the rate announced from time to time by Silicon as its "prime rate;" it is a base rate upon which other rates charged by Silicon are based, and it is not necessarily the best rate available at Silicon. The interest rate applicable to the Obligations shall change on each date there is a change in the Prime Rate."

        3. MODIFIED MATURITY DATE. Section 4 of the Schedule to Loan and Security Agreement is hereby amended to read as follows:

           "4. MATURITY DATE
               (Section 6.1):    JUNE 5, 2002."

        4. MODIFIED FINANCIAL COVENANT. Section 5 of the Schedule to Loan and Security Agreement is hereby amended and restated in its entirety to read as follows:


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         SILICON VALLEY BANK                   AMENDMENT TO LOAN DOCUMENTS
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           "5. FINANCIAL COVENANT
                      (Section 5.1):  Borrower shall comply with the
                                      following covenant Compliance shall be
                                      determined as of the end of each month:

                                      MINIMUM TANGIBLE
                                      NET WORTH:   Borrower shall maintain a
                                                   Tangible Net Worth of not
                                                   less than $2,000,000 plus 75%
                                                   of the consideration received
                                                   by Borrower after May 1, 2001
                                                   for the issuance of equity
                                                   securities of the Borrower.

                                      DEFINITIONS. For purposes of the foregoing financial covenants, the following term shall have the following meaning:

                                      "Liabilities" shall have the meaning
                                      ascribed thereto by generally accepted
                                      accounting principles.

                                      "Tangible Net Worth" shall mean the excess of total assets over total liabilities, determined in accordance with generally accepted accounting principles, with the following adjustments:

                                            (A) there shall be excluded from
                                      assets: (i) notes, accounts receivable and other obligations owing to the Borrower from its officers or other Affiliates, and
                                      (ii) all assets which would be classified as intangible assets under generally accepted accounting principles, including without limitation goodwill, licenses, patents, trademarks, trade names, copyrights, capitalized software and organizational costs, licenses and franchises

                                            (B) there shall be excluded from
                                      liabilities: all indebtedness which is
                                      subordinated to the Obligations under a
                                      subordination agreement in form specified by Silicon or by language in the instrument evidencing the indebtedness which is acceptable to Silicon in its discretion."

        5. COVENANT REGARDING EXIM FACILITY. By June 1, 2001, Borrower shall have executed and delivered to Silicon, on Silicon's standard form documentation, a Loan and Security Agreement (Exim Program) and all related documents evidencing an Exim Facility by and between Borrower and Silicon in an original principal amount not to exceed $1,000,000 and with such terms and provisions as are acceptable to Silicon in its sole discretion.

        6. FEE. In consideration for Silicon entering into this Amendment, Borrower shall concurrently pay Silicon a fee in the amount of $75,000, which shall be non-refundable and in


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addition to all interest and other fees payable to Silicon under the Loan
Documents. Silicon is authorized to charge said fee to Borrower's loan account.

        7. REPRESENTATIONS TRUE. Borrower represents and warrants to Silicon that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct.

        8. GENERAL PROVISIONS. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Silicon and Borrower, and the other written documents and agreements between Silicon and Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Silicon and Borrower shall continue in full force and effect and the same are hereby ratified and confirmed.


BORROWER:                                   SILICON:

QUINTON INSTRUMENT COMPANY                  SILICON VALLEY BANK

By         /s/ J.D. Delafield               By     /s/ Silicon Valley Bank
     -------------------------------           ---------------------------------
     Vice President                         Title  SVP
                                                  ------------------------------

By        /s/ John Hinson
     -------------------------------
     Secretary or Ass't Secretary





                                     CONSENT

        The undersigned acknowledge that their consent to the foregoing Agreement is not required, but the undersigned nevertheless do hereby consent to the foregoing Agreement and to the documents and agreements referred to therein and to all future modifications and amendments thereto, and any termination thereof, and to any and all other present and future documents and agreements between or among the foregoing parties. Nothing herein shall in any way limit any of the terms or provisions of the Continuing Guaranties of the undersigned, all of which are hereby ratified and affirmed.


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         SILICON VALLEY BANK                   AMENDMENT TO LOAN DOCUMENTS
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                                        QIC HOLDING CORP.


                                        By:       /s/ John Hinson
                                           -------------------------------------
                                        Title:    Secretary
                                              ----------------------------------
















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